UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06105

Oppenheimer International Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—29.0%
Auto Components—2.3%
Bridgestone Corp.	553,600	$21,845,683
Valeo SA	648,000	20,435,196
		42,280,879
Automobiles—1.9%
Volkswagen AG	200,632	34,441,434
Entertainment—3.6%
NCSoft Corp.	12,678	5,199,287
Nexon Co. Ltd.[1]	1,799,900	28,682,103
Nintendo Co. Ltd.	117,500	32,161,613
		66,043,003
Hotels, Restaurants & Leisure—7.9%
Accor SA	497,530	21,001,132
Carnival Corp.	171,660	9,915,082
Kangwon Land, Inc.	948,000	26,007,840
Sands China Ltd.	3,821,600	19,028,426
Whitbread plc	509,730	32,802,174
Wynn Macau Ltd.	5,520,400	13,730,741
Yum China Holdings, Inc.	565,490	23,592,243
		146,077,638
Household Durables—1.9%
Sony Corp.	747,700	35,933,274
Interactive Media & Services—3.1%
Baidu, Inc., Sponsored ADR[1]	125,280	20,363,011
Tencent Holdings Ltd.	722,900	30,847,032
Yahoo Japan Corp.	2,333,200	6,235,517
		57,445,560
Internet & Catalog Retail—3.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	298,385	54,613,406
JD.com, Inc., ADR[1]	169,649	4,700,974
		59,314,380
Leisure Products—1.8%
Bandai Namco Holdings, Inc.	777,500	33,109,364
Media—0.6%
Axel Springer SE	184,806	10,546,211
Specialty Retail—1.4%
Dufry AG1	67,518	6,837,915

	Shares	Value
Specialty Retail (Continued)
Industria de Diseno Textil SA	647,585	$19,538,552
		26,376,467
Textiles, Apparel & Luxury Goods—1.3%
China Hongxing Sports Ltd.[1,2]	36,005,000	—
LVMH Moet Hennessy Louis Vuitton SE	69,630	23,977,290
		23,977,290
Consumer Staples—15.3%
Beverages—5.0%
Coca-Cola European Partners plc	736,100	34,699,754
Diageo plc	889,240	34,355,215
Pernod Ricard SA	132,220	22,795,963
		91,850,932
Food Products—4.0%
Danone SA	453,338	34,231,064
Nestle SA	175,516	15,884,923
WH Group Ltd.[3]	27,794,000	24,699,360
		74,815,347
Household Products—0.6%
Henkel AG & Co. KGaA, Preference	102,148	10,206,781
Personal Products—3.6%
Amorepacific Corp.	75,914	13,562,775
AMOREPACIFIC Group	165,449	10,821,421
Hengan International Group Co. Ltd.	1,996,500	16,128,259
LG Household & Health Care Ltd.	17,600	19,517,968
Pola Orbis Holdings, Inc.	263,200	7,390,015
		67,420,438
Tobacco—2.1%
Philip Morris International, Inc.	295,640	25,702,942
Swedish Match AB	260,366	12,202,927
		37,905,869
Energy—4.3%
Energy Equipment & Services—0.0%
Master Marine AS1,2	9,994,100	—

1        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels—4.3%
BP plc	5,010,740	$35,486,289
Kunlun Energy Co. Ltd.	3,198,000	3,509,683
TOTAL SA	727,710	41,400,877
		80,396,849
Financials—8.2%
Commercial Banks—4.2%
BNP Paribas SA	346,910	17,817,329
BOC Hong Kong Holdings Ltd.	2,855,000	11,910,870
HSBC Holdings plc	2,724,170	22,134,159
ING Groep NV	2,000,787	26,434,113
		78,296,471
Diversified Financial Services—0.9%
ORIX Corp.	1,150,000	16,656,625
Insurance—2.3%
Japan Post Insurance Co. Ltd.	377,700	8,546,098
Prudential plc	1,565,572	32,998,530
		41,544,628
Real Estate Investment Trusts (REITs)—0.8%
Unibail-Rodamco-Westfield	89,057	14,379,567
Health Care—1.7%
Pharmaceuticals—1.7%
Bayer AG	124,777	9,976,766
Takeda Pharmaceutical Co. Ltd.	523,900	21,079,385
		31,056,151
Industrials—14.4%
Aerospace & Defense—5.1%
Airbus SE	479,230	62,073,726
MTU Aero Engines AG	49,148	10,536,693
Rolls-Royce Holdings plc[1]	1,693,770	21,493,533
		94,103,952
Machinery—3.4%
FANUC Corp.	89,800	14,888,798
Komatsu Ltd.	745,800	18,365,627
SMC Corp.	86,800	30,262,266
		63,516,691
Professional Services—3.3%
Bureau Veritas SA	396,980	9,485,389

	Shares	Value
Professional Services (Continued)
Recruit Holdings Co. Ltd.	1,844,200	$51,672,824
		61,158,213
Road & Rail—1.3%
Seibu Holdings, Inc.	1,314,900	23,362,023
Trading Companies & Distributors—1.3%
ITOCHU Corp.	1,346,100	24,140,543
Information Technology—8.8%
Electronic Equipment, Instruments, & Components—3.4%
Murata Manufacturing Co. Ltd.	160,100	24,953,116
TDK Corp.	263,400	20,565,545
TE Connectivity Ltd.	209,230	17,175,691
		62,694,352
IT Services—0.3%
Atos SE	58,700	5,653,998
Semiconductors & Semiconductor Equipment—2.4%
Infineon Technologies AG	708,290	15,554,879
Renesas Electronics Corp.[1]	2,697,600	15,787,938
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	348,730	13,617,907
		44,960,724
Software—2.7%
Oracle Corp. Japan	177,500	13,253,642
SAP SE	343,034	36,730,266
		49,983,908
Materials—9.1%
Chemicals—3.8%
Air Liquide SA	362,152	45,149,355
Akzo Nobel NV	289,904	26,270,537
		71,419,892
Metals & Mining—5.3%
Agnico Eagle Mines Ltd.	616,060	26,157,907
Anglo American plc	1,339,344	35,654,661
Wheaton Precious Metals Corp.	1,630,520	35,480,115
		97,292,683

2        OPPENHEIMER INTERNATIONAL EQUITY FUND

	Shares	Value
Telecommunication Services—6.1%
Diversified Telecommunication Services—2.4%
Nippon Telegraph & Telephone Corp.	446,500	$19,277,010
Spark New Zealand Ltd.	9,669,288	24,544,370
		43,821,380
Wireless Telecommunication Services—3.7%
Rogers Communications, Inc., Cl. B	490,478	27,100,312
SK Telecom Co. Ltd.	178,352	41,302,637
		68,402,949
Total Common Stocks (Cost $1,708,297,080)		1,790,586,466

	Shares	Value
Investment Company—2.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.37%[4,5] (Cost $38,479,852)	38,479,852	$38,479,852
Total Investments, at Value (Cost $1,746,776,932)	99.0%	1,829,066,318
Net Other Assets (Liabilities)	1.0	17,553,140
Net Assets	100.0%	$1,846,619,458

Footnotes to Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,699,360 or 1.34% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	November 30,	Gross	Gross	February 28,
	2018	Additions	Reductions	2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	333,383,433	197,597,840	492,501,421	38,479,852

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$38,479,852	$1,352,377	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings			Value	Percent
Japan			$468,169,010	25.6%
France			318,400,884	17.4

3        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent
United Kingdom	$213,969,654	11.7%
China	130,162,366	7.1
Germany	127,993,030	7.0
South Korea	116,411,928	6.4
United States	114,865,809	6.3
Canada	88,738,335	4.9
Hong Kong	55,638,656	3.0
Netherlands	52,704,650	2.9
South Africa	35,654,661	1.9
New Zealand	24,544,370	1.3
Switzerland	22,722,839	1.2
Spain	19,538,552	1.1
Macau	13,730,741	0.8
Taiwan	13,617,906	0.7
Sweden	12,202,927	0.7
Norway	—	—

Total	$1,829,066,318	100.0%

4        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

1. Organization

Oppenheimer International Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

6        OPPENHEIMER INTERNATIONAL EQUITY FUND

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$113,184,716	$422,360,784	$—	$535,545,500
Consumer Staples	60,402,696	221,796,671	—	282,199,367
Energy	—	80,396,849	—	80,396,849
Financials	—	150,877,291	—	150,877,291
Health Care	—	31,056,151	—	31,056,151
Industrials	—	266,281,422	—	266,281,422
Information Technology	30,793,598	132,499,384	—	163,292,982
Materials	61,638,022	107,074,553	—	168,712,575
Telecommunication Services	27,100,312	85,124,017	—	112,224,329
Investment Company	38,479,852	—	—	38,479,852

Total Assets	$331,599,196	$1,497,467,122	$—	$1,829,066,318

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

7        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out	Transfers into
	of Level 1*	Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$(33,357,580)	$33,357,580
Financials	(14,482,112)	14,482,112
Industrials	(44,177,649)	44,177,649
Telecommunication
Services	(18,408,316)	18,408,316

Total Assets	$(110,425,657)	$110,425,657

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of

8        OPPENHEIMER INTERNATIONAL EQUITY FUND

4. Investments and Risks (Continued)

Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

9        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to

10        OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Pending Acquisition (Continued)

shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

11        OPPENHEIMER INTERNATIONAL EQUITY FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Equity Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	4/19/2019